           S E L I G M A N
--------------------------
                HIGH-YIELD
               BOND SERIES

                                                         [GRAPHIC OMITTED]

                                                           MID-YEAR REPORT
                                                            JUNE 30, 2000
                                                             SEEKING TO
                                                              MAXIMIZE
                                                          CURRENT INCOME BY
                                                           INVESTING IN A
                                                             DIVERSIFIED
                                                            PORTFOLIO OF
                                                            HIGH-YIELDING
                                                           CORPORATE BONDS

                                                          [SELIGMAN LOGO]
                                                       J. & W. SELIGMAN & CO.
                                                            INCORPORATED

                                                          ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   15
Financial Highlights ......................................................   18
Report of Independent Auditors ............................................   20
Trustees ..................................................................   21
Executive Officers AND For More Information ...............................   22
Glossary of Financial Terms ...............................................   23
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2000, Seligman High-Yield Bond Series delivered a total return of -2.19% based on the net asset value of Class A shares. During the same time, the DLJ High Yield Market Index returned -1.18% and the Lipper High Current Yield Average returned -1.60%.

The first half of 2000 was a difficult time for the high-yield bond market, as evidenced by the disappointing returns of the Fund and its benchmarks. Weakness in the high-yield market persisted despite a rally in high-quality bonds, particularly US government securities. Even with strong fundamentals such as attractive yields and low default rates, the high-yield market continued to come under pressure as a result of poor investor sentiment. This had a particularly adverse effect on the high-yield market because it resulted in net outflows of capital from high-yield mutual funds.

During this time, the Federal Reserve Board continued to raise interest rates in an effort to ward off inflationary pressures. Since the Fed began raising short-term interest rates in June 1999, the federal funds rate has been increased by a total of 175 basis points, from 4.75% before the June 1999 Fed meeting, to 6.50%, following the most recent increase of 50 basis points in May 2000.

In spite of these persistent tightening actions, the Fed's efforts seemed to have little effect on the strong US economy, and investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." Continued strong growth could also prompt additional rate hikes.

This uncertainty prompted a flight to quality in March. US government bonds rallied, in spite of the increases in short-term interest rates. Those with the longest maturities, particularly the 30-year US Treasury bond, delivered the strongest performances. The yield for the 30-year bond fell 58 basis points, from 6.48%, at the beginning of the period, to 5.90%, at the end of the period. The Nasdaq Composite Index (a technology-heavy index) was particularly hard hit by this investor flight, and declined 37% from March 10 through May 23, 2000.

Looking ahead, we believe the economy will slow and the Fed will thus be able to stabilize the federal funds rate. Such an environment of more moderate economic activity and more stable interest rates should benefit all fixed-income securities, including high-yield bonds. In addition, we believe investor sentiment toward the high-yield market should improve.

High-yield bonds have historically offered about four percentage points in additional yield over comparable US Treasuries. They currently offer over six percentage points in additional yield. We believe this wide yield spread is unjustified within the current economic environment of low default rates. We believe the imbalance in yield spreads will moderate and represents an opportunity for long-term investors.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund's Portfolio Manager, as well as financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                      /s/ BRIAN T. ZINO
                                      -----------------
                                      Brian T. Zino
                                    President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q:  HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM DURING THE FIRST HALF OF
    2000?

A: Seligman High-Yield Bond Series posted a total return of -2.19% based on the net asset value of Class A shares. During the same time, the DLJ High Yield Market Index posted a total return of -1.18% and the Lipper High Current Yield Average posted a total return of -1.60%.

Q: WHAT ECONOMIC AND MARKET FACTORS IMPACTED THE HIGH-YIELD MARKET AND THE FUND DURING THE PERIOD UNDER REVIEW?

A: During this six-month period, the Federal Reserve Board continued to tighten its monetary policy in an effort to protect the economy from inflationary pressures. Through three separate policy actions, the Fed raised the federal funds rate a total of 100 basis points during this time.

    In spite of these increases in short-term rates, long-term government bond yields actually fell over the six-month period. This was the result of the bond market's optimism that the actions the Fed had taken so far would in fact slow the economy. It was also the result of a flight to quality as investors sought some stability in the face of equity market volatility.

    The high-yield bond market continued to suffer from significant mutual fund outflows during the period. In June, this trend reversed somewhat and high-yield mutual funds experienced net inflows. We believe that this is likely to continue as stock market returns moderate to historical averages, and investors seek some diversity for their portfolios. Mid- to lower-rated bonds are well positioned to benefit as a result of these increased mutual fund inflows.

    The higher end of the high-yield market has already begun to see some recovery from the continued formation and funding of new Collateralized Bond Obligations (CBOs). However, this increased demand has been met somewhat by a corresponding increase in supply as more new issues are brought to market in response to CBO buyers.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

A: Our investment strategy remained consistent. We continued to seek securities in industries with predictable operating cash flows and growing revenue streams, and that are not cyclical. In analyzing specific issuers, we look for strong operating cash flow, creditworthiness, and superior management teams. We will consider



A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

[PHOTO OMITTED]

HIGH-YIELD TEAM: (FROM LEFT) JAMES DIDDEN,
JEANNE CRUZ, TIMOTHY FINN, DEBORAH JOSEPH
(ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT)
DANIEL CHARLESTON (PORTFOLIO MANAGER),
BRIAN HESSEL

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

    selling any bond when its issuer's cash flows are deteriorating or its management team seems to have become ineffective. We will also sell a bond and realize profits if it is trading at a significant premium.

Q: DID YOU MAKE ANY SIGNIFICANT ASSET ALLOCATION CHANGES DURING THE SIX-MONTH PERIOD?

A: We substantially increased the Fund's weighting in telecommunications from 13.30% of net assets on December 31, 1999, to 18.40% on June 30, 2000. We believe that this group will perform well as demand for telecommunications products and services continues to grow.

    During the six-month period, we reduced the Fund's exposure to mobile satellite services. This sector has failed to live up to expectations as cellular-based products have gained greater acceptance, largely due to the generally lower cost for cellular-based services. It will likely be some time before the Fund increases its exposure to this sector. While we sold the Fund's positions in satellite services, we increased its positions in cellular services.

Q:  WHAT SECTORS OF THE FUND HAD THE BIGGEST IMPACT ON PERFORMANCE?

A: Technology, led by the semiconductor industry, was one of the best-performing sectors for the Fund. The media and communications infrastructure industries also delivered strong performances. We continue to maintain substantial exposure to these high-growth areas of the economy, and believe that they will continue to perform well as the demand for data, video, and telephone services grows.

    The health care industry, particularly medical equipment, was a weak performer. The high-yield sector of this market has been particularly hard hit as investment-grade issuers have gained market share for medical equipment. We continued to reduce the Fund's exposure to this sector.

Q:  DO YOU PLAN ANY SIGNIFICANT ASSET ALLOCATION CHANGES IN THE NEAR FUTURE?

A: We do not plan any major sector changes, but we will be working on improving the Fund's credit quality over the next six months. This is primarily because lower-rated securities are less in demand, and are therefore less liquid. We believe that CBOs will continue to proliferate, and that as they grow in number and size, demand for upper-tier securities will increase, while demand for lower-rated bonds depends on mutual fund cash flows.

Q:  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND FOR THE FUND?

A: The high-yield market continues to have strong fundamentals. The US economy remains robust, which should keep defaults low. At the same time, we believe that the recent actions by the Fed will be successful in slowing the economy to a more sustainable rate of growth, which should minimize the need for additional Fed tightening. Such a scenario should allow interest rates to stabilize, which would be positive for all fixed-income markets, including the high-yield bond market.

    We believe that the high-yield market currently offers attractive opportunities for long-term investors. The debt of fundamentally sound companies is now trading at steep discounts to par value while earning attractive yields. Spreads to comparable US Treasuries -- which are now in excess of 625 basis points -- remain well above the historical average of about 400 basis points. We believe that as investors recognize the opportunity in this market, high-yield bonds will rally.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                       AVERAGE ANNUAL
                                                              ------------------------------------------------------------------
                                                                                               CLASS B      CLASS C      CLASS D
                                                                                                SINCE        SINCE        SINCE
                                                   SIX         ONE        FIVE         10     INCEPTION    INCEPTION    INCEPTION
                                                  MONTHS*     YEAR        YEARS       YEARS     4/22/96     5/27/99      9/21/93
                                                  ------      -----       -----       -----   ---------    ---------    ---------
CLASS A**
With Sales Charge                                 (6.81)%    (7.31)%      6.01%       10.14%      n/a          n/a         n/a
Without Sales Charge                              (2.19)     (2.71)       7.05        10.67       n/a          n/a         n/a
CLASS B**
With CDSC+                                        (7.23)     (7.87)        n/a          n/a      4.14%         n/a         n/a
Without CDSC                                      (2.61)     (3.52)        n/a          n/a      4.48          n/a         n/a
CLASS C**
With Sales Charge and CDSC                        (4.44)     (5.23)        n/a          n/a       n/a        (5.58)%       n/a
Without Sales Charge and CDSC                     (2.60)     (3.36)        n/a          n/a       n/a        (3.90)        n/a
CLASS D**
With 1% CDSC                                      (3.52)     (4.23)        n/a          n/a       n/a          n/a         n/a
Without CDSC                                      (2.60)     (3.36)       6.26          n/a       n/a          n/a        6.88%
DLJ HIGH YIELD MARKET INDEX***                    (1.18)     (0.75)       3.06        10.66      5.90++      (0.61)o      7.07+++
LIPPER HIGH CURRENT YIELD AVERAGE***              (1.60)     (0.61)       7.10         9.93      6.09++      (0.55)o      6.81+++

NET ASSET VALUE

                      JUNE 30, 2000       DECEMBER 31, 1999       JUNE 30, 1999
                      -------------       -----------------       -------------
CLASS A                   $5.78                 $6.26                 $6.65
CLASS B                    5.78                  6.26                  6.65
CLASS C                    5.79                  6.27                  6.65
CLASS D                    5.79                  6.27                  6.65

DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2000

                              DIVIDENDSoo YIELDooo
                       ---------            -----
CLASS A                 $0.3513            11.93%
CLASS B                  0.3251            11.77
CLASS C                  0.3251            11.63
CLASS D                  0.3251            11.77

               CAPITAL
                LOSS
               -------
 REALIZED     $(0.406)
 UNREALIZED    (0.774)ss.


 RATINGS#
 JUNE 30, 2000
                     MOODY'S     S&P
                     -------     ---
 Ba/BB                 4.0%      4.8%
 B/B                  77.8      76.2
 Caa/CCC              12.0      17.0
 Ca/CC                 1.2       0.4
 C/C                  --         0.2
 Non-rated             5.0       1.4

 WEIGHTED AVERAGE
   MATURITY            7.41 years


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------

* ___ Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The DLJ High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

+   The CDSC is 5% for periods of one year or less, and 2% since inception.

++ From April 30, 1996.

+++ From September 30, 1993.

o ___ From May 31, 1999.

oo Represents per share amount paid or declared during the six months ended June 30, 2000.

ooo Current yield, representing the annualized yield for the 30-day period ended
    June 30, 2000, has been computed in accordance with SEC regulations and will vary.

# ___ Percentages based on current market values of long-term holdings.

ss. Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2000.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES
JUNE 30, 1990 TO JUNE 30, 2000

[LINE CHART OMITTED]

$9,524*
Initial Amount Invested

$26,259
Total Value at June 30, 2000

6/30/90              9523
                     9117
                     8867
                     9951
6/30/91              10497
                     11170
                     11590
                     12650
6/30/92              13017
                     13730
                     13916
                     14890
6/30/93              15518
                     15792
                     16587
                     16487
6/30/94              16471
                     16545
                     16717
                     17586
6/30/95              18674
                     19537
                     20179
                     20987
6/30/96              21453
                     22392
                     23170
                     22994
6/30/97              24423
                     25920
                     26475
                     27670
6/30/98              27970
                     26077
                     26824
                     27215
6/30/99              26991
                     26238
                     26847
                     26198
6/30/00              26259


CLASS B SHARES
APRIL 22, 1996+ TO JUNE 30, 2000

[LINE CHART OMITTED]

$10,000
Initial Amount Invested

$12,018**
Total Value at June 30, 2000

4/22/96              10000
6/30/96              10127
                     10565
12/31/96             10911
                     10792
6/30/97              11440
                     12119
12/31/97             12356
                     12891
6/30/98              13007
                     12103
12/31/98             12427
                     12585
6/30/99              12457
                     12085
12/31/99             12323
                     12017
6/30/00              12018



CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 2000

[LINE CHART OMITTED]

$9,897*
Initial Amount Invested

$9,476**
Total Value at June 30, 2000

5/27/99              9897
6/30/99              9805
                     9856
8/31/99              9681
                     9512
10/31/99             9420
                     9580
12/31/99             9729
                     9668
2/29/00              9706
                     9475
4/30/00              9445
                     9368
6/30/00              9476


CLASS D SHARES
SEPTEMBER 21, 1993+ TO JUNE 30, 2000

[LINE CHART OMITTED]

$10,000
Initial Amount Invested

$15,702
Total Value at June 30, 2000

9/21/93              10000
                     10030
                     10453
                     10381
6/30/94              10342
                     10360
                     10422
                     10937
6/30/95              11588
                     12100
                     12472
                     12965
6/30/96              13209
                     13780
                     14232
                     14078
6/30/97              14923
                     15808
                     16116
                     16814
6/30/98              16987
                     15786
                     16208
                     16415
6/30/99              16248
                     15763
                     16121
                     15700
6/30/00              15702


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------
* ___ Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.
+   Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000

                                                                                                     PERCENT OF
                                                                                                     NET ASSETS
                                                                                               ----------------------
                                                                                               JUNE 30,  DECEMBER 31,
                                                 ISSUES        COST               VALUE          2000        1999
                                                 ------    --------------    --------------    -------   ------------
CORPORATE BONDS, CONVERTIBLE ISSUES,
  PREFERRED STOCKS, AND COMMON STOCKS:

   Aerospace ...................................      1    $    3,690,000    $    1,798,875      0.1          0.1
   Automotive and Related ......................      1        15,216,262        11,971,250      0.5          0.4
   Broadcasting ................................      7        83,493,452        95,409,830      4.2          3.8
   Business Services ...........................      5        58,079,771        44,916,438      2.0          1.7
   Cable Systems and Satellite Video ...........     14       171,754,334       167,590,508      7.3          7.0
   Cellular ....................................      1        21,402,587        20,312,760      0.9          1.1
   Chemicals ...................................      4        82,836,341        75,708,063      3.3          2.9
   Communications Infrastructure ...............      6        68,895,744        66,790,788      2.9          3.2
   Consumer Products ...........................      4        40,296,999        26,296,250      1.2          2.0
   Containers ..................................      1         9,536,976         7,281,503      0.3          0.9
   Contract Manufacturing and Circuit Boards ...      3        43,856,489        29,669,602      1.3          1.9
   Electronics Capital Equipment ...............      1         2,232,464         2,278,125      0.1          0.3
   Energy ......................................      2        12,075,445         7,900,201      0.4          0.3
   Environmental Services ......................      1        35,154,105        30,030,000      1.3          1.2
   Equipment ...................................      3        50,603,932        41,857,725      1.8          2.1
   Financial Services ..........................      4        65,273,084        39,490,125      1.7          2.0
   Food ........................................      4        38,003,365        32,616,500      1.4          1.7
   Gaming/Hotel ................................      7       103,406,756        78,816,675      3.4          5.3
   Health Care/Medical Products ................      5       102,123,439        55,565,274      2.4          4.3
   Industrial/Manufacturing ....................      6        92,873,747        74,674,668      3.3          3.6
   Internet and Related ........................     15       183,869,997       182,089,227      7.9          5.9
   Leisure .....................................      1        27,223,766        23,628,000      1.0          0.9
   Metals ......................................      1        12,746,750         4,941,000      0.2          0.5
   Mobile Satellite Services ...................      4        44,088,913        29,779,500      1.3          2.6
   Paging ......................................      3        93,294,491        68,207,625      3.0          3.0
   Paper and Packaging .........................     --                --                --       --          0.4
   Printing and Publishing .....................     13       283,109,179       250,360,799     10.9         10.1
   Retailing ...................................      3        27,680,251        21,147,374      0.9          1.8
   Semiconductors ..............................      6        91,066,740        91,812,712      4.0          4.6
   Telecommunications ..........................     29       460,561,923       423,334,408     18.4         13.3
   Textiles ....................................      1         6,048,931         5,825,500      0.3          0.2
   Transportation ..............................      1        24,397,992        24,075,969      1.1          1.0
   Utilities ...................................      2        19,220,176        19,035,334      0.8          0.5
   Wireless Telephony ..........................      6       148,922,326       161,031,898      7.0          7.2
                                                    ---    --------------    --------------    -----        -----
                                                    165     2,523,036,727     2,216,244,506     96.6         97.8
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES ...............      1        76,898,093        76,898,093      3.4          2.2
                                                    ---    --------------    --------------    -----        -----
NET ASSETS .....................................    166    $2,599,934,820    $2,293,142,599    100.0        100.0
                                                    ===    ==============    ==============    =====        =====


LARGEST INDUSTRIES
JUNE 30, 2000

[BAR CHART OMITTED]

TELECOMMUNICATIONS            $423,334,408
PRINTING AND PUBLISHING       $250,360,799
INTERNET AND RELATED          $182,089,227
CABLE SYSTEMS AND
  SATELLITE VIDEO             $167,590,508
WIRELESS TELEPHONY            $161,031,898

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                                 PRINCIPAL AMOUNT OR SHARES
                                                ---------------------------
                                                                        HOLDINGS
ADDITIONS                                        INCREASE         6/30/00
-------------                                   ----------       ----------
CORPORATE BONDS:
Amkor Technology
  5% 3/15/2007 ..........................      $10,000,000      $10,000,000
Crown Castle International
  10.75%, 8/1/2011 ......................       10,000,000       10,000,000
Exodus Communications
  11.625%, 7/15/2010 ....................       12,135,000       12,135,000
Level 3 Communications
  11%, 3/15/2008 ........................       20,000,000       20,000,000
Level 3 Communications
  9.125%, 5/1/2008 ......................       10,000,000       10,000,000
PSINet
  11.50%, 11/1/2008 .....................       16,500,000       25,000,000
PSINet
  11%, 8/1/2009 .........................       10,000,000       30,000,000
Viatel 11.50%, 3/15/2009 ................       11,175,000       27,500,000
Williams Communications
  10.875%, 4/1/2009 .....................       16,225,000       20,000,000
PREFERRED STOCKS:
Global Crossing 7% ......................           43,450 shs.      73,750 shs.

                                                 PRINCIPAL AMOUNT OR SHARES
                                                ---------------------------
                                                                        HOLDINGS
REDUCTIONS                                      INCREASE         6/30/00
-------------                                   ----------       ----------

CORPORATE BONDS:
American Cellular
  10.5%, 5/15/2008 ......................      $20,000,000               --
Charter Communications
  Southeast Holdings
  0% (9.92%), 4/1/2011 ..................       43,500,000               --
GlobalStar
  11.25%, 6/15/2004 .....................       34,675,000      $ 6,850,000
Paging Network
  10%, 10/15/2008 .......................       75,550,000               --
Pinnacle Holdings
  0% (10%), 3/15/2008 ...................       34,125,000       28,225,000
PSINet 10%, 2/15/2005 ...................       13,750,000        6,250,000
Therma-Wave
  10.625%, 5/15/2004 ....................       18,200,000               --
Trump Atlantic City Funding
  11.25%, 5/1/2006 ......................       57,075,000        7,500,000
Viasystems 9.75%, 6/1/2007 ..............       34,250,000               --
Viatel 11.25%, 4/15/2008 ................       12,400,000               --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                 VALUE
--------                              -----------
NEXTLINK Communications
  12.5%, 4/15/2006 ................   $42,000,000
Price Communications Wireless
  11.75%, 7/15/2007 ...............    41,455,800
Advanced Micro Devices
  11%, 8/1/2003 ...................    40,021,562
Williams Scotsman
  9.875%, 6/1/2007 ................    33,617,100
Worldwide Fiber 12%, 8/1/2009 .....    32,870,000
Centennial Cellular
  10.75%, 12/15/2008 ..............    31,728,125
Liberty Group Publishing
  0% (11.625%), 2/1/2009 ..........    30,996,000
TDL Infomedia Holdings
  0% (15.50%), 10/15/2010 .........    30,442,500
Allied Waste North America
  10%, 8/1/2009 ...................    30,030,000
Verio 13.5%, 6/15/2004 ............    29,477,500

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                            PRINCIPAL
                                              AMOUNT                  VALUE
                                           -----------           --------------
CORPORATE BONDS  84.4%
AEROSPACE  0.1%
Condor Systems
  11.875%, due 5/1/2009*                   $ 3,690,000           $    1,798,875
                                                                 --------------

AUTOMOTIVE AND
  RELATED  0.5%
Diamond Triumph Automotive
  9.25%, due 4/1/2008*                      15,250,000               11,971,250
                                                                 --------------

BROADCASTING 2.1%
AMFM Operating
  12.625%, due 10/31/2006                    4,678,900                5,486,010
Capstar Broadcasting:
  0% (12.75%+), due 2/1/2009                20,000,000               18,500,000
  12%, due 7/1/2009                          6,500,000                7,523,750
Cumulus Media
  10.375%, due 7/1/2008                     20,250,000               17,212,500
                                                                 --------------
                                                                      48,722,260
                                                                 --------------

BUSINESS SERVICES  2.0%
AKI 10.50%, due 7/1/2008                     6,150,000                4,889,250
Iron Age
  9.875%, due 5/1/2008                      21,850,000               14,530,250
Iron Age Holding 0%
  (12.125%+), due 5/1/2009                   6,550,000                  949,750
Muzak 9.875%,
  due 3/15/2009                             15,125,000               13,990,625
Pierce Leahy
  11.125%, due 7/15/2006                    10,175,000               10,556,563
                                                                 --------------
                                                                      44,916,438
                                                                 --------------

CABLE SYSTEMS AND
   SATELLITE VIDEO  6.4%
Avalon Cable Holdings 0%
  (11.875%+), due 12/1/2008                 12,500,000                8,156,250
Charter Communications
  Holdings 10%,
due 4/1/2009                                20,000,000               19,400,000
GCI 9.75%, due 8/1/2007                     20,000,000               18,700,000
Golden Sky Systems
  12.375%, due 8/1/2006                     25,000,000               27,375,000
Northland Cable Television
  10.25%, due 11/15/2007                    15,000,000               12,525,000
Pegasus Communications:
  9.75%, due 12/1/2006                       3,325,000                3,216,938
  12.50%, due 8/1/2007                      19,250,000               20,597,500
Rogers Cablesystems
  11%, due 12/1/2015                        15,000,000               16,275,000
United Pan-Europe
  Communications
  (Netherlands):
  10.875%, due 11/1/2007*                    7,150,000                6,470,750
  11.25%, due 11/1/2009*                     7,500,000                6,637,500
  11.50%, due 2/1/2010                       6,825,000                6,108,375
                                                                 --------------
                                                                     145,462,313
                                                                 --------------
CHEMICALS  3.3%
Koppers Industry
  9.875%, due 12/1/2007                     16,550,000               15,350,125
Lyondell Chemical
  10.875%, due 5/1/2009                     18,825,000               18,777,938
Lyondell Chemical (Series B)
  9.875%, due 5/1/2007                      13,500,000               13,365,000
Texas Petrochemicals
  11.125%, due 7/1/2006                     33,000,000               28,215,000
                                                                 --------------
                                                                      75,708,063
                                                                 --------------
COMMUNICATIONS
   INFRASTRUCTURE  2.1%
Crown Castle International
  10.75%, due 8/1/2011                      10,000,000               10,187,500
Pinnacle Holdings 0% (10%+),
  due 3/15/2008                             28,225,000               19,616,375
SpectraSite Holdings:
  0% (11.25%+), due 4/15/2009               20,000,000               11,800,000
  10.75%, due 3/15/2010*                     3,150,000                3,157,875
  12.875%, due 3/15/2010*                    7,500,000                4,125,000
                                                                 --------------
                                                                      48,886,750
                                                                 --------------
CONSUMER PRODUCTS  1.2%
Anchor Advanced Products
  11.75%, due 4/1/2004                      12,250,000                8,268,750
Diamond Brand Operating
  10.125%, due 4/15/2008                    12,650,000                7,020,750
French Fragrances (Series B)
  10.375%, due 5/15/2007                     7,150,000                6,899,750
United Industries 9.875%,
  due 4/1/2009                               7,400,000                4,107,000
                                                                 --------------
                                                                      26,296,250
                                                                 --------------
CONTAINERS  0.3%
BPC Holding
  13.25%, due 6/15/2006                      9,031,321                7,281,503
                                                                 --------------
CONTRACT MANUFACTURING
   AND CIRCUIT BOARDS 1.0%
Hadco 9.50%, due 6/15/2008                  10,000,000               10,125,000
MCMS 9.75%, due 3/1/2008++                  21,300,000               12,886,500
                                                                 --------------
                                                                      23,011,500
                                                                 --------------


ELECTRONICS CAPITAL
   EQUIPMENT  0.1%
Flextronics International
  (Singapore)
  9.875%, due 7/1/2010*                      2,250,000                2,278,125
                                                                 --------------
ENERGY  0.3%
Abraxas Petroleum
  11.50%, due 11/1/2004                      8,000,000                6,760,000
                                                                 --------------

----------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                            PRINCIPAL
                                              AMOUNT                  VALUE
                                           -----------           --------------
ENVIRONMENTAL SERVICES  1.3%
Allied Waste North America
  10%, due 8/1/2009                        $35,750,000           $   30,030,000
                                                                 --------------
EQUIPMENT  1.8%
Neff 10.25%, due 6/1/2008                   13,185,000                8,240,625
Williams Scotsman
  9.875%, due 6/1/2007                      36,740,000               33,617,100
                                                                 --------------
                                                                      41,857,725
                                                                 --------------
FINANCIAL SERVICES  1.7%
AMRESCO 10%,
  due 3/15/2004                             15,500,000                7,905,000
Dollar Financial Group
  10.875%, due 11/15/2006                   19,225,000               18,744,375
Ocwen Capital Trust I
  10.875%, due 8/1/2027                     16,700,000                8,934,500
Veritas Capital Trust
  10%, due 1/1/2028                         12,500,000                3,906,250
                                                                 --------------
                                                                      39,490,125
                                                                 --------------
FOOD  1.4%
AFC Enterprises
  10.25%, due 5/15/2007                      8,800,000                8,580,000
AmeriKing
  10.75%, due 12/1/2006                     10,000,000                8,462,500
Carrols 9.50%, due 12/1/2008                 8,600,000                7,224,000
Packaged Ice 9.75%,
  due 2/1/2005                              10,000,000                8,350,000
                                                                 --------------
                                                                      32,616,500
                                                                 --------------
GAMING/HOTEL  3.4%
Alliance Gaming
  10%, due 8/1/2007                          8,500,000                3,187,500
Ameristar Casinos
  10.50%, due 8/1/2004                      24,825,000               25,073,250
Hollywood Casinos:
  13%, due 8/1/2006*                         2,185,000                2,332,488
  11.25%, due 5/1/2007                      15,000,000               15,412,500
Station Casinos
  9.875%, due 7/1/2010*                      4,000,000                4,030,000
Trump Atlantic City Funding
  11.25%, due 5/1/2006                       7,500,000                5,325,000
Trump Hotels & Casino
  Resorts Funding 15.50%,
  due 6/15/2005                             39,925,000               23,455,937
                                                                 --------------
                                                                      78,816,675
                                                                 --------------
HEALTH CARE/
   MEDICAL PRODUCTS  2.3%
ALARIS Medical
  9.75%, 12/1/2006                          21,825,000               14,513,625
Dade International
  11.125%, due 5/1/2006                     25,650,000               12,183,750
HEALTH CARE/
   MEDICAL PRODUCTS (CONTINUED)
Everest Healthcare Services
  9.75%, due 5/1/2008                      $15,975,000               13,658,625
Global Health Sciences
  11%, due 5/1/2008                         34,275,000               12,596,063
                                                                 --------------
                                                                      52,952,063
                                                                 --------------
INDUSTRIAL/MANUFACTURING  2.9%
Airxcel 11%, due 11/15/2007                 23,775,000               16,999,125
Alliance Laundry System
  9.625%, due 5/1/2008                      17,000,000               14,195,000
Coyne International
  Enterprises
  11.25%, due 6/1/2008                       9,250,000                7,746,875
Day International Group
  9.5%, due 3/15/2008                       16,150,000               13,566,000
Great Lakes Carbon
  10.25%, due 5/15/2008                     16,500,000               14,437,500
                                                                 --------------
                                                                      66,944,500
                                                                 --------------
INTERNET AND RELATED 7.6% Exodus Communications:
  11.25%, due 7/1/2008                      25,000,000               24,875,000
  4.75%, due 7/15/2008                       1,700,000                2,431,000
  10.75%, due 12/15/2009                     5,425,000                5,262,250
  11.625%, due 7/15/2010*                   12,135,000               12,226,013
Globix
  12.50%, due 2/1/2010                       5,275,000                4,351,875
PSINet:
  10.00%, due 2/15/2005                      6,250,000                5,781,250
  10.50%, due 12/1/2006                     12,000,000               11,100,000
  11.50%, due 11/1/2008                     25,000,000               23,625,000
  11.00%, due 8/1/2009                      30,000,000               27,900,000
Verio:
  13.50%, due 6/15/2004                     26,000,000               29,477,500
  10.375%, due 4/1/2005                      9,700,000               10,233,500
  11.25%, due 12/1/2008                     12,500,000               14,093,750
  10.625%, due 11/15/2009                    2,700,000                3,007,125
                                                                 --------------
                                                                     174,364,263
                                                                 --------------
LEISURE  1.0%
Affinity Group Holding
  11%, due 4/1/2007                         26,400,000               23,628,000
                                                                 --------------


METALS  0.2%
Renco Metals
  11.5%, due 7/1/2003                       12,200,000                4,941,000
                                                                 --------------
MOBILE SATELLITE
   SERVICES  1.3%
GlobalStar:
  11.25%, due 6/15/2004                      6,850,000                2,020,750
  10.75%, due 11/1/2004                      7,600,000                2,166,000
Loral Space & Communications
  9.50%, due 1/15/2006                       8,175,000                5,967,750
ORBCOMM Global
  14%, 8/15/2004                            25,000,000               19,625,000
                                                                 --------------
                                                                      29,779,500
                                                                 --------------

----------

See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                            PRINCIPAL
                                              AMOUNT                  VALUE
                                           -----------           --------------
PAGING  3.0%
Metrocall:
  9.75%, due 11/1/2007                     $31,450,000           $   21,700,500
  11%, due 9/15/2008                        39,925,000               28,147,125
ProNet 11.875%,
  due 6/15/2005                             24,000,000               18,360,000
                                                                 --------------
                                                                      68,207,625
                                                                 --------------
PRINTING AND PUBLISHING  9.8%
Advanstar Communications
  9.25%, due 5/1/2008                       20,000,000               19,300,000
American Lawyer Media
  9.75%, due 12/15/2007                     11,000,000               10,092,500
American Media Operations
  10.25%, due 5/1/2009                      25,000,000               24,625,000
Liberty Group Operating
  9.375%, due 2/1/2008                      24,975,000               20,604,375
Liberty Group Publishing 0%
  (11.625%+), due 2/1/2009                  55,350,000               30,996,000
NBC Acquisition 0%
  (10.75%+), due 2/15/2009                  42,775,000               20,745,874
Nebraska Book
  8.75%, due 2/15/2008                       2,140,000                1,658,500
Perry-Judd 10.625%,
  due 12/15/2007                            17,125,000               14,470,625
Regional Independent
  Media Group 10.5%,
  due 7/1/2008                              20,000,000               20,100,000
TDL Infomedia Holdings
  0% (15.5%+),
  due 10/15/2010                            55,350,000               30,442,500
TransWestern Holdings 0%
  (11.875%+),
  due 11/15/2008                            28,900,000               21,241,500
Von Hoffman Press 10.875%,
  due 5/15/2007*                            10,100,000                9,557,125
                                                                 --------------
                                                                     223,833,999
                                                                 --------------
RETAILING  0.9%
Central Tractor 10.625%,
  due 4/1/2007                              10,600,000                7,473,000
Musicland Group
  9.875%, due 3/15/2008                     12,575,000               10,374,374
TM Group Holdings 11%,
  due 5/15/2008                              4,000,000                3,300,000
                                                                 --------------
                                                                      21,147,374
                                                                 --------------
SEMICONDUCTORS  4.0%
Advanced Micro Devices
  11%, due 8/1/2003                         38,575,000               40,021,562
Amkor Technology:
  5%, due 3/15/2007*                        10,000,000                9,012,500
  10.50%, due 5/1/2009*                     26,500,000               26,665,625
ASAT Finance 12.5%,
  due 11/1/2006*                             4,575,000                4,963,875
Fairchild Semiconductor
  10.375%, due 10/1/2007                    10,000,000               10,225,000
                                                                 --------------
                                                                      90,888,562
                                                                 --------------
TELECOMMUNICATIONS  15.4%
BTI Telcom
  10.5%, due 9/15/2007                      22,750,000               17,432,187
CapRock Communications:
  12%, due 7/15/2008                        26,250,000               24,215,625
  11.5%, due 5/1/2009                        9,750,000                8,823,750
Colo.com*
  13.875%, due 3/15/2010                           500                5,724,000
Dobson Communications*
  10.875%, due 7/1/2010                      7,500,000                7,575,000
Global Crossing Holding
  9.5%, due 11/15/2009                      26,500,000               25,705,000
GlobeNet Communication
  Group 13%, due 7/15/2007                  19,950,000               20,224,313
ICG Holdings 0% (11.625%+),
  due 3/15/2007                             24,625,000               17,022,031
Level 3 Communications:
  11.00%, due 3/15/2008*                    20,000,000               19,900,000
  9.125%, due 5/1/2008                      10,000,000                9,025,000
  0% (12.875%+),
  due 3/15/2010*                            10,000,000                5,525,000
  6%, due 3/15/2010                          1,650,000                1,493,250
  11.25%, due 3/15/2010*                     6,175,000                6,113,250
Metromedia Fiber Network
  10%, due 12/15/2009                       13,500,000               13,365,000
NEXTLINK Communications:
  12.5%, due 4/15/2006                      40,000,000               42,000,000
  10.75%, due 6/1/2009                       8,000,000                7,920,000
  10.5%, due 12/1/2009*                      7,600,000                7,448,000
Talton Holdings 11%,
  due 6/30/2007                             19,725,000               16,864,875
Viatel 11.50%, due 3/15/2009                27,500,000               21,037,500
Williams Communications
  10.875%, due 10/1/2009                    20,000,000               19,650,000
World Access 13.25%,
  due 1/15/2008                             26,500,000               23,750,625
Worldwide Fiber 12%,
  due 8/1/2009                              34,600,000               32,870,000
                                                                 --------------
                                                                     353,684,406
                                                                 --------------
TEXTILE  0.3%
Supreme International 12.25%,
  due 4/1/2006                               6,100,000                5,825,500
                                                                 --------------
TRANSPORTATION 1.1%
Atlas Air 10.75%,
  due 8/1/2005                              23,575,000               24,075,969
                                                                 --------------
UTILITIES  0.8%
AES 9.50%, due 6/1/2009                      5,250,000                5,171,250
Midland Cogeneration Venture
  11.75%, due 7/23/2005                     13,000,000               13,864,084
                                                                 --------------
                                                                      19,035,334
                                                                 --------------

----------
See footnotes on page 11.

Portfolio of Investments

JUNE 30, 2000


                                            PRIN. AMT.
                                            OR SHARES                  VALUE
                                           -----------            --------------
WIRELESS TELEPHONY  4.8%
Centennial Cellular 10.75%,
  due 12/15/2008                           $32,500,000            $   31,728,125
Nextel Communications 9.375%,
  due 11/15/2009                            16,525,000                15,864,000
Powertel 11.125%,
  due 6/1/2007                              20,000,000                20,600,000
Price Communications Wireless
  11.75%, due 7/15/2007                     38,385,000                41,455,800
                                                                  --------------
                                                                     109,647,925
                                                                  --------------
TOTAL CORPORATE BONDS
  Cost ($2,240,119,513)                                            1,934,860,372
                                                                  --------------
PREFERRED STOCKS  8.2%
BROADCASTING  0.8%
Cumulus Media 13.75%                             6,428 shs.            5,238,820
Sinclair Capital 11.625%                       145,000                13,158,750
                                                                  --------------
                                                                      18,397,570
                                                                  --------------
CABLE SYSTEMS AND
   SATELLITE VIDEO 0.7%
Pegasus Communications
   (Series A) 12.75%++                          16,394                16,516,955
                                                                  --------------
CELLULAR  0.9%
Rural Cellular 11.375%++                        21,552                20,312,760
                                                                  --------------
COMMUNICATIONS
   INFRASTRUCTURE  0.8%
Crown Castle International
  12.75%                                        17,683                17,904,038
                                                                  --------------
CONTRACT MANUFACTURING
   AND CIRCUIT BOARDS  0.3%
MCMS 12.50%                                    143,185                 6,658,102
                                                                  --------------
HEALTH CARE/MEDICAL
   PRODUCTS  0.1%
River Holding 11.50%                            43,283                 2,613,211
                                                                  --------------
INDUSTRIAL/
   MANUFACTURING  0.4%
Day International Group 12.25%                  10,411                 7,730,168
                                                                  --------------
PRINTING AND
   PUBLISHING  1.1%
Liberty Group
  Publishing 14.75%                          1,219,623                26,526,800
                                                                  --------------
TELECOMMUNICATIONS  2.2%
Global Crossing Holding 10.50%                 248,325                24,025,444
IXC Communications 12.50%++                     16,389                16,593,862
NEXTLINK
  Communications 14%++                         187,927                 9,725,222
                                                                  --------------
                                                                      50,344,528
                                                                  --------------
WIRELESS TELEPHONY  0.9%
Nextel Communications 11.125%                   22,551                21,930,848
                                                                  --------------
TOTAL PREFERRED STOCKS
  (Cost $211,690,077)                                                188,934,980
                                                                  --------------

                                            SHARES OR
                                             WARRANTS
                                           -----------
CONVERTIBLE PREFERRED
  STOCKS  1.2%
CABLE SYSTEMS AND
   SATELLITE VIDEO  0.2%
Pegasus Communications
  (Series A) 12.75%++                           58,700 shs.            5,143,588
                                                                  --------------
INTERNET AND RELATED  0.3%
PSINet 7%*                                     203,000                 6,927,375
                                                                  --------------
TELECOMMUNICATIONS  0.7%
Global Crossing 7%*                             73,750                13,367,188
Global Crossing 7%                              16,825                 3,057,943
                                                                  --------------
                                                                      16,425,131
                                                                  --------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $35,508,238)                                                  28,496,094
                                                                  --------------
COMMON STOCKS/
  WARRANTS 2.8%
BROADCASTING  1.3%
AMFM0                                          410,000                28,290,000
                                                                  --------------
CABLE SYSTEMS AND
   SATELLITE VIDEO
Pegasus Communications
  (warrants expiring 1/1/2007)o                  9,550 wts.              467,652
                                                                  --------------
ENERGY  0.1%
Abraxas Petroleumo                             760,134 shs.            1,140,201
                                                                  --------------
INTERNET AND RELATED
McLeodUSA (Class A)o                            38,496                   797,589
                                                                  --------------
SEMICONDUCTORS
ASAT Finance (warrants
  expiring 11/1/2006)*o                          4,575 wts.              924,150
                                                                  --------------
TELECOMMUNICATIONS  0.1%
Global Crossingo                                75,000 shs.            1,975,781
World Accesso                                   82,000                   904,562
                                                                  --------------
                                                                       2,880,343
                                                                  --------------
WIRELESS TELEPHONY  1.3%
Price Communications0                        1,250,000                29,453,125
                                                                  --------------
TOTAL COMMON STOCKS/
  WARRANTS
  (Cost $35,718,899)                                                  63,953,060
                                                                  --------------
SHORT-TERM HOLDINGS  2.3%
  (Cost $52,100,000)                                                  52,100,000
                                                                  --------------
TOTAL INVESTMENTS  98.9%
  (Cost $2,575,136,727)                                            2,268,344,506
OTHER ASSETS
  LESS LIABILITIES  1.1%                                              24,798,093
                                                                  --------------
NET ASSETS 100.0%                                                 $2,293,142,599
                                                                  ==============

----------

* ___ Rule 144A security.

o ___ Non-income producing security.

oo  Units.

+ ___ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

++ Represents a pay-in-kind security which may pay interest or dividends in additional bonds or shares.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments, at value:
Long-term holdings (cost $2,523,036,727) ...  $2,216,244,506
   Short-term holdings (cost $52,100,000) ..      52,100,000     $2,268,344,506
                                              --------------
Cash .......................................................          1,304,529
Receivable for interest and dividends ......................         58,257,950
Receivable for shares of Beneficial Interest sold ..........          6,094,606
Expenses prepaid to shareholder service agent ..............            277,302
Other ......................................................             37,352
                                                                ---------------
TOTAL ASSETS ...............................................      2,334,316,245
                                                                ---------------
LIABILITIES:
Payable for securities purchased ...........................         19,221,632
Dividends payable ..........................................         10,080,287
Payable for shares of Beneficial
  Interest repurchased .....................................          8,159,370
Accrued expenses and other .................................          3,712,357
                                                                ---------------
TOTAL LIABILITIES ..........................................         41,173,646
                                                                ---------------
NET ASSETS .................................................     $2,293,142,599
                                                                ===============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 396,485,970 shares outstanding):
  Class A ..................................................           $135,516
  Class B ..................................................            159,298
  Class C ..................................................             13,132
  Class D ..................................................             88,540
Additional paid-in capital .................................      2,942,987,144
Dividends in excess of net investment income ...............        (11,218,227)
Accumulated net realized loss ..............................       (332,230,583)
Net unrealized depreciation of investments .................       (306,792,221)
                                                                ---------------
NET ASSETS .................................................     $2,293,142,599
                                                                ===============
NET ASSET VALUE PER SHARE:
CLASS A ($783,248,670 / 135,515,811 shares) ................              $5.78
                                                                          =====
CLASS B ($921,405,944 / 159,298,079 shares) ................              $5.78
                                                                          =====
CLASS C ($76,025,112 / 13,132,494 shares) ..................              $5.79
                                                                          =====
CLASS D ($512,462,873 / 88,539,586 shares) .................              $5.79
                                                                          =====

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest ....................................   $131,934,950
Dividends ...................................     13,985,112
                                               -------------
TOTAL INVESTMENT INCOME ........................................   $145,920,062
EXPENSES:
Distribution and service fees ...............      9,231,208
Management fee ..............................      7,313,901
Shareholder account services ................      2,403,033
Shareholder reports and communications ......        254,015
Custody and related services ................        219,532
Registration ................................        198,295
Auditing and legal fees .....................         37,075
Trustees' fees and expenses .................         20,678
Miscellaneous ...............................         30,004
                                               -------------
TOTAL EXPENSES .................................................     19,707,741
                                                                  -------------
NET INVESTMENT INCOME ..........................................    126,212,321
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
Net realized loss on investments ............   (160,843,169)
Net change in unrealized depreciation
  of investments ............................    (25,354,002)
                                               -------------
NET LOSS ON INVESTMENTS ........................................   (186,197,171)
                                                                  -------------
DECREASE IN NET ASSETS FROM OPERATIONS .........................   $(59,984,850)
                                                                  =============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  SIX MONTHS       YEAR ENDED
                                                ENDED  JUNE 30,    DECEMBER 31,
                                                      2000            1999
                                                --------------   --------------
OPERATIONS:
Net investment income ........................    $126,212,321     $289,816,472
Net realized loss on investments .............    (160,843,169)    (168,599,260)
Net change in unrealized depreciation
   of investments ............................     (25,354,002)    (137,020,341)
                                                --------------   --------------
DECREASE IN NET ASSETS FROM OPERATIONS .......     (59,984,850)     (15,803,129)
                                                --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...................................     (48,725,991)    (108,458,438)
   Class B ...................................     (53,486,568)    (109,865,463)
   Class C ...................................      (3,414,065)      (1,608,302)
   Class D ...................................     (31,116,761)     (75,357,544)
                                                --------------   --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....    (136,743,385)    (295,289,747)
                                                --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares ............     204,289,341      912,493,144
Investment of dividends ......................      58,227,371      148,137,763
Exchanged from associated Funds ..............     132,692,519      601,914,346
                                                --------------   --------------
Total ........................................     395,209,231    1,662,545,253
                                                --------------   --------------
Cost of shares repurchased ...................    (367,312,382)    (744,239,176)
Exchanged into associated Funds ..............    (243,872,952)    (759,527,949)
                                                --------------   --------------
Total ........................................    (611,185,334)  (1,503,767,125)
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST .......................    (215,976,103)     158,778,128
                                                --------------   --------------
DECREASE IN NET ASSETS .......................    (412,704,338)    (152,314,748)
NET ASSETS:
Beginning of period ..........................   2,705,846,937    2,858,161,685
                                                --------------   --------------
END OF PERIOD (including dividends in
   excess of net investment income of
   $11,215,227 and $687,163, respectively) ...  $2,293,142,599   $2,705,846,937
                                                ==============   ==============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts but does not amortize premiums on purchases of portfolio securities.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2000, amounted to $339,143,744 and $600,973,634, respectively.

    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $46,548,891 and $353,341,112, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2000, the Fund owned short-term investments which matured in less than seven days.

NOTES TO FINANCIAL STATEMENTS


5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                             CLASS A
                     ----------------------------------------------------------
                           SIX MONTHS ENDED                 YEAR ENDED
                             JUNE 30, 2000              DECEMBER 31, 1999
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                     -----------   -------------   ------------   -------------
Net proceeds from
  sales of shares     15,919,208   $  96,313,256     50,153,544   $ 335,990,323
Investment of
  dividends            3,743,370      22,496,165      8,778,384      58,331,830
Exchanged from
  associated Funds    15,438,905      91,989,653     74,639,832     499,812,699
                     -----------   -------------   ------------   -------------
Total                 35,101,483     210,799,074    133,571,760     894,134,852
                     -----------   -------------   ------------   -------------
Cost of shares
  repurchased        (25,889,043)   (155,979,655)   (55,541,424)   (366,003,239)
Exchanged into
  associated Funds   (21,164,370)   (127,828,314)   (81,745,500)   (547,422,145)
                     -----------   -------------   ------------   -------------
Total                (47,053,413)   (283,807,969)  (137,286,924)   (913,425,384)
                     -----------   -------------   ------------   -------------
Decrease             (11,951,930)  $ (73,008,895)    (3,715,164)  $ (19,290,532)
                     ===========   =============   ============   =============

                                             CLASS B
                     ----------------------------------------------------------
                           SIX MONTHS ENDED                 YEAR ENDED
                             JUNE 30, 2000              DECEMBER 31, 1999
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                     -----------   -------------   ------------   -------------
Net proceeds from
  sales of shares      8,442,803   $  50,737,679     49,076,811   $ 330,860,360
Investment of
  dividends            3,776,048      22,687,017      7,606,606      50,278,741
Exchanged from
  associated Funds     3,774,456      22,916,322      8,130,469      53,992,478
                     -----------   -------------   ------------   -------------
Total                 15,993,307      96,341,018     64,813,886     435,131,579
                     -----------   -------------   ------------   -------------
Cost of shares
  repurchased        (15,731,192)    (94,656,108)   (23,700,317)   (155,156,303)
Exchanged into
  associated Funds   (12,445,510)    (75,421,383)   (19,067,869)   (124,043,448)
                     -----------   -------------   ------------   -------------
Total                (28,176,702)   (170,077,491)   (42,768,186)   (279,199,751)
                     -----------   -------------   ------------   -------------
Increase (Decrease)  (12,183,395)  $ (73,736,473)    22,045,700   $ 155,931,828
                     ===========   =============   ============   =============

                                             CLASS C
                     ----------------------------------------------------------
                           SIX MONTHS ENDED               MAY 27, 1999*
                             JUNE 30, 2000             TO DECEMBER 31, 1999
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                     -----------   -------------   ------------   -------------
Net proceeds from
  sales of shares      5,666,279   $  34,085,644      8,305,894   $  53,565,859
Investment of
  dividends              267,119       1,600,674        118,156         746,539
Exchanged from
  associated funds       789,587       4,697,724        298,550       1,884,484
                     -----------   -------------   ------------   -------------
Total                  6,722,985      40,384,042      8,722,600      56,196,882
                     -----------   -------------   ------------   -------------
Cost of shares
  repurchased           (666,373)     (3,998,670)      (187,742)     (1,178,245)
Exchanged into
  associated funds    (1,194,173)     (7,161,730)      (264,803)     (1,677,554)
                     -----------   -------------   ------------   -------------
Total                 (1,860,546)    (11,160,400)      (452,545)     (2,855,799)
                     -----------   -------------   ------------   -------------
Increase               4,862,439   $  29,223,642      8,270,055   $  53,341,083
                     ===========   =============   ============   =============

* Commencement of offering of shares.

                                             CLASS D
                     ----------------------------------------------------------
                           SIX MONTHS ENDED                 YEAR ENDED
                             JUNE 30, 2000              DECEMBER 31, 1999
                     ---------------------------   ----------------------------
                        SHARES         AMOUNT         SHARES          AMOUNT
                     -----------   -------------   ------------   -------------
Net proceeds from
  sales of shares      3,838,351   $  23,152,762     28,300,660   $ 192,076,602
Investment of
  dividends            1,901,118      11,443,515      5,808,183      38,780,653
Exchanged from
  associated Funds     2,173,852      13,088,820      6,897,740      46,224,685
                     -----------   -------------   ------------   -------------
Total                  7,913,321      47,685,097     41,006,583     277,081,940
                     -----------   -------------   ------------   -------------
Cost of shares
  repurchased        (18,662,361)   (112,677,949)   (33,807,587)   (221,901,389)
Exchanged into
  associated Funds    (5,513,170)    (33,461,525)   (13,165,759)    (86,384,802)
                     -----------   -------------   ------------   -------------
Total                (24,175,531)   (146,139,474)   (46,973,346)   (308,286,191)
                     -----------   -------------   ------------   -------------
Decrease             (16,262,210)  $ (98,454,377)    (5,966,763)  $ (31,204,251)
                     ===========   =============   ============   =============


6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incor-porated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.59% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $107,063 from sales of Class A shares. Commissions of $811,281 and $266,404 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $1,039,195 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $4,977,267, $317,852 and $2,896,894, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $195,934.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $50,405.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $7,558 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $29,753, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,403,033 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $40,040 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $133,975,086, which is available for offset against future taxable net capital gains, expiring in various amounts through 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

8. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                         ENDED        ------------------------------------------------------------
                                                        6/30/00         1999         1998         1997         1996         1995
                                                        --------      --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $   6.26      $   6.95     $   7.55     $   7.25     $   6.96     $   6.35
                                                        --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................       0.32          0.69         0.70         0.70         0.69         0.65
Net realized and unrealized gain
  (loss) on investments .............................      (0.45)        (0.68)       (0.59)        0.28         0.29         0.61
                                                        --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ....................      (0.13)         0.01         0.11         0.98         0.98         1.26
                                                        --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.35)        (0.70)       (0.69)       (0.68)       (0.69)       (0.65)
Distributions from net realized capital gains .......        .--           .--        (0.02)         .--          .--          .--
                                                        --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS .................................      (0.35)        (0.70)       (0.71)       (0.68)       (0.69)       (0.65)
                                                        --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ......................   $   5.78      $   6.26     $   6.95     $   7.55     $   7.25     $   6.96
                                                        ========      ========     ========     ========     ========     ========
TOTAL RETURN: .......................................      (2.19)%        0.09%        1.32%       14.26%       14.82%       20.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ..............    $783,248      $923,395   $1,050,340     $750,461     $408,303     $182,129
Ratio of expenses to average net assets .............       1.10%+        1.08%        1.10%        1.14%        1.16%        1.09%
Ratio of net investment income to
  average net assets ................................      10.69%+       10.30%        9.46%        9.42%        9.80%        9.73%
Portfolio turnover rate .............................      14.21%        40.60%       35.34%       61.78%      119.33%      173.39%

----------
See footnotes on page 19.

Financial Highlights

                                                                         CLASS B                                   CLASS C
                                         ---------------------------------------------------------------    ----------------------
                                          SIX MONTHS            YEAR ENDED DECEMBER 31,         4/22/96*    SIX MONTHS    5/27/99*
                                            ENDED        -----------------------------------       TO         ENDED          TO
                                           6/30/00         1999          1998         1997      12/31/96     6/30/00      12/31/99
                                         ----------     ----------   -----------    --------    --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...  $   6.26     $     6.95    $     7.55    $   7.26    $   7.06      $  6.27     $  6.75
                                          --------     ----------    ----------    --------    --------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................      0.30           0.64          0.64        0.64        0.45         0.30        0.32
Net realized and unrealized
  gain (loss) on investments ...........     (0.45)         (0.68)        (0.59)       0.28        0.20        (0.45)      (0.41)
                                          --------     ----------    ----------    --------    --------      -------     -------
TOTAL FROM INVESTMENT OPERATIONS .......     (0.15)         (0.04)         0.05        0.92        0.65        (0.15)      (0.09)
                                          --------     ----------    ----------    --------    --------      -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...     (0.33)         (0.65)        (0.63)      (0.63)      (0.45)       (0.33)      (0.39)
Distributions from net realized
  capital gains ........................       .--            .--         (0.02)        .--         .--          .--         .--
                                          --------     ----------    ----------    --------    --------      -------     -------
TOTAL DISTRIBUTIONS ....................     (0.33)         (0.65)        (0.65)      (0.63)      (0.45)       (0.33)      (0.39)
                                          --------     ----------    ----------    --------    --------      -------     -------
NET ASSET VALUE, END OF PERIOD .........  $   5.78     $     6.26    $     6.95    $   7.55    $   7.26      $  5.79     $  6.27
                                          ========     ==========    ==========    ========    ========      =======     =======
TOTAL RETURN: ..........................     (2.61)%        (0.69)%        0.57%      13.24%       9.11%       (2.60)%     (1.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .......................   $921,406     $1,073,910    $1,037,994    $581,235    $147,970      $76,025     $51,815
Ratio of expenses to average
  net assets ...........................      1.85%+         1.83%         1.85%       1.90%       1.90%+       1.85%+      1.81%+
Ratio of net investment income to
  average net assets ...................      9.94%+         9.55%         8.71%       8.66%       9.11%+       9.94%+      9.78%+
Portfolio turnover rate ................     14.21%         40.60%        35.34%      61.78%     119.33%++     14.21%      40.60%**

                                                                                            CLASS D
                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                                            ENDED       ----------------------------------------------------------
                                                           6/30/00        1999        1998        1997        1996         1995
                                                           -------      -------     -------     -------     -------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................  $   6.27     $   6.95    $   7.55    $   7.26    $   6.96    $   6.35
                                                           --------     --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................      0.30         0.64        0.64        0.64        0.64        0.60
Net realized and unrealized gain (loss)
  on investments ........................................     (0.45)       (0.67)      (0.59)       0.28        0.30        0.61
                                                           --------     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS ........................     (0.15)       (0.03)       0.05        0.92        0.94        1.21
                                                           --------     --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................     (0.33)       (0.65)      (0.63)      (0.63)      (0.64)      (0.60)
Distributions from net realized capital gains ...........       .--          .--       (0.02)        .--         .--         .--
                                                           --------     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS .....................................     (0.33)       (0.65)      (0.65)      (0.63)      (0.64)      (0.60)
                                                           --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD ..........................  $   5.79     $   6.27    $   6.95    $   7.55    $   7.26    $   6.96
                                                           ========     ========    ========    ========    ========    ========
TOTAL RETURN: ...........................................     (2.60)%      (0.54)%      0.57%      13.24%      14.10%      19.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ................   $512,463     $656,727    $769,828    $534,998    $265,528    $ 90,153
Ratio of expenses to average net assets .................      1.85%+       1.83%       1.85%       1.90%       1.92%       1.91%
Ratio of net investment income to
  average net assets ....................................      9.94%+       9.55%       8.71%       8.66%       9.02%       8.86%
Portfolio turnover rate .................................     14.21%       40.60%      35.34%      61.78%     119.33%     173.39%

----------

+   Annualized.

++ For the year ended December 31, 1996.

* ___ Commencement of offering of shares.

** For the year ended December 31, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series, including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the

Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of June 30, 2000, and the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

TRUSTEES

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
    Investment Company Institute

TRUSTEE EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

----------

Member: (1) Executive Committee
        (2) Audit Committee
        (3) Trustee Nominating Committee
        (4) Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

DANIEL J. CHARLESTON
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450         Shareholder Services

(800) 445-1777         Retirement Plan

                       Services

(212) 682-7600         Outside the United States

(800) 622-4597         24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.




TXHY3  6/00                             [RECYCLE LOGO] Printed on Recycled Paper